Exhibit 24

POWER OF ATTORNEY

	Effective September 28, 2018, the undersigned does hereby appoint Kevin M. Meagher, with full power of substitution, as the true and lawful attorney of the undersigned, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adopted thereunder, and such other U.S. and non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to the undersigned and its direct and indirect subsidiaries, and generally to do all such things in the name and on behalf of the undersigned in connection therewith as said attorney-in-fact deems necessary or appropriate to cause such filings to be completed and filed.

	This Power of Attorney shall remain in full force and effect only for such time as Kevin M. Meagher shall continue to be an officer of Fidelity Management & Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

	This Power of Attorney has been executed as of the 28th day of September, 2018.


						FMR LLC

  						By /s/ Michael Kearney
  						Michael Kearney
  						Treasurer




POWER OF ATTORNEY

	Effective as of the date hereof, the undersigned does hereby appoint Kevin M.
Meagher, with full power of substitution, as the true and lawful attorney of the undersigned, with full power and authority to execute such documents and to make such regulatory or other filings and amendments thereto as shall from time to time be required pursuant to the Securities Exchange Act of 1934, as amended, any rules or regulations adopted thereunder, and such other U.S. and
non-U.S. laws, rules or regulations as shall from time to time be applicable in respect of the beneficial ownership of securities directly or indirectly attributable to the undersigned.  I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

	This Power of Attorney shall remain in full force and effect only for such time as Kevin M. Meagher shall continue to be an officer of Fidelity Management
& Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

	This Power of Attorney has been executed as of September 30, 2018.


						By /s/ Abigail P. Johson
						Abigail P. Johnson

Dated: September 30, 2018




POWER OF ATTORNEY

	I, the undersigned President of the Fidelity Equity and High Income Funds (the "Funds") for which Fidelity Management & Research Company, FMR Co., Inc.
or Fidelity SelectCo, LLC serves as investment adviser, hereby constitute and appoint Kevin M. Meagher, with full power of substitution, as my true and lawful attorney-in-fact, with full power to sign for me and in my name in the appropriate capacities, to notify companies and to sign such notices or filings or amendments thereto (the "Filings"), in respect of interest in shares held, directly or beneficially, by the Funds or by companies, and their direct or indirect subsidiaries, of which the Funds are principal shareholders, pursuant to Sections 13(d), 13(f), 13(g), 14(d), and 16 of the Securities Exchange Act of 1934, as amended, and Rule 16a-1(a) thereunder, as well as the Companies Act (U.K.) 1985, as amended, and such other U.S. and non-U.S. laws and regulations, including but not limited to Canadian laws and regulations, as shall from time to time be applicable to the Funds, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to cause such Filings to be completed and filed.

	The Power of Attorney shall remain in full force and effect only for such time as Kevin M. Meagher shall continue to be an officer of Fidelity Management
& Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.



						By /s/ Stacie Smith
						Stacie Smith
						President

Dated: September 20, 2018




POWER OF ATTORNEY

	I, the undersigned President of the Fidelity Fixed Income and Asset Allocation
Funds (the "Funds") for which Fidelity Management & Research Company,
FMR Co., Inc. or Fidelity Investments Money Management, Inc. serves as investment adviser, hereby constitute and appoint Kevin M. Meagher, with full power of substitution, as the true and lawful attorney-in-fact, with full power to sign for me and in my name in the appropriate capacities, to notify companies and to sign such notices or filings or amendments thereto
(the "Filings"), in respect of interest in shares held, directly or beneficially, by the Funds or by companies, and their direct or indirect subsidiaries, of which the Funds are principal shareholders, pursuant to
Sections 13(d), 13(f), 13(g), 14(d), and 16 of the Securities Exchange Act of
1934, as amended, and Rule 16a-1(a) thereunder, as well as the Companies Act
(U.K.) 1985, as amended, and such other U.S. and non-U.S. laws and regulations, including but not limited to Canadian laws and regulations as shall from time to time be applicable to the Funds, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to cause such Filings to be completed and filed.

	The Power of Attorney shall remain in full force and effect only for such time as Kevin M. Meagher shall continue to be an officer of Fidelity Management
& Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.



						By /s/ Laura Del Prato
						Laura Del Prato
						President

Dated: September 24, 2018




POWER OF ATTORNEY

	I, the undersigned Secretary of the funds (the "Funds") for which Strategic
Advisers LLC serves as investment adviser, hereby constitute and appoint Kevin
M. Meagher, with full power of substitution, as the true and lawful attorney-in-fact, with full power to sign for me and in my name in the appropriate capacities, to notify companies and to sign such notices or filings or amendments thereto (the "Filings"), in respect of interest in shares held, directly or beneficially, by the Funds or by companies, and their direct or indirect subsidiaries, of which the Funds are principal shareholders, pursuant to Sections 13(d), 13(f), 13(g), 14(d), and 16 of the Securities Exchange Act
of 1934, as amended, and Rule 16a-1(a) thereunder, as well as the Companies Act
(U.K.) 1985, as amended, and such other U.S. and non-U.S. laws and regulations, including but not limited to Canadian laws and regulations, as shall from time to time be applicable to the Funds, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to cause such Filings to be completed and filed.

	The Power of Attorney shall remain in full force and effect only for such time as Kevin M. Meagher shall continue to be an officer of Fidelity Management
& Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.



						By /s/ John Hitt
						John Hitt
						Secretary

Dated: September 17, 2018